UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2017

Ariel Clean Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54159	84-1209978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Broad St., 18th Floor, New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

(347) 690-5187

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

Item 4.01 Changes in Registrant's Certifying Accountant

Dismissal of Current Independent Registered Public Accounting Firm

On December 29, 2017, Ariel Clean Energy, Inc. ("the Company") dismissed its independent public accounting firm, Malone Bailey, LLP (“Malone Bailey”) effective that date.

The reports of Malone Bailey on the financial statements of the Company for the past two fiscal years ended December 31, 2016 and 2015, the subsequent interim periods thereto, and through December 29, 2017, (a) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern in the Company's financial statements for the fiscal year ended December 31, 2016, and the subsequent interim periods thereto, (b) contained an opinion that management did not maintain effective internal control over financial reporting, and (c) there were no other “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K, .

On December 29, 2017 the Company provided Malone Bailey with a copy of this Current Report and requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The decision to dismiss Malone Bailey and to engage a new independent registered public accounting firm (as described below in this Item 4.01 Changes in Registrant’s Certifying Accountant) was approved by the Company’s board of directors.

Appointment of New Independent Registered Public Accounting Firm

On December 29, 2017, the Company’s board of directors approved the engagement of DMCL, LLP. (“DMCL”) as our new independent registered public accounting firm to audit and review the Company’s financial statements.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through December 29, 2017, the engagement date of DMCL, neither the Company, nor someone on its behalf, has consulted DMCL regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that DMCL concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from Malone Bailey, LLP dated January 2, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ariel Clean Energy, Inc.

Date: January 2, 2018	By:	/s/ Robert Morrison
Robert Morrison
President

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